SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                           June 4, 1998 (May 29, 1998)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


           Delaware                        1-10308                06-0918165
 (State or other jurisdiction       (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                         Identification Number)

         6 Sylvan Way
     Parsippany, New Jersey                                            07054
(Address of principal executive office)                             (Zip Code)





                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.           Other Events

On May 29, 1998, Cendant Corporation announced that it had entered into a new $3.25 billion term loan credit facility with The Chase Manhattan Bank and a syndicate of twenty other lenders, including Bank of America, Barclays Bank PLC, The Bank of Nova Scotia, Credit Lyonnais and NationsBank, N.A. The loan matures on May 28, 1999.

The information set forth in the press release and the Term Loan Agreement attached hereto as Exhibits 99.1 and 10.1, respectively, are incorporated herein by reference in their entirety.


Item 7.   Exhibits

Exhibit
   No.         Description

10.1 Term Loan Agreement, dated as of May 29, 1998, among Cendant Corporation, as Borrower, the Lenders referred herein, Bank of America NT & SA, as Syndication Agent, Barclays Bank PLC, The Bank of Nova Scotia, Credit Lyonnais New York Branch, NationsBank, N.A., as Co-Documentation Agents, CIBC Inc., First Union National Bank, The Industrial Bank of Japan, Limited, New York Bank, as Managing Agents, Bank of Tokyo Mitsubishi Trust Company, Credit Suisse, First Boston, Fleet National Bank, The Sumitomo Bank, Limited, New York Branch, Banque Paribas, as Co-Agents and The Chase Manhattan Bank, as Administrative Agent.

10.2 Amendment, dated as of May 6, 1998, to the Five Year Competitive Advance and Revolving Credit Agreement and the 364-Day Competitive Advance and Revolving Credit Agreement, each of which is dated as of October 2, 1996, by and among Cendant Corporation, the financial institutions parties thereto, and The Chase Manhattan Bank, as agent for the lenders.

99.1 Press Release: Cendant Arranges New $3.25 Billion Term Loan Credit Facility, dated May 29, 1998.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CENDANT CORPORATION



                                      By:  /s/     James E.  Buckman
                                           James E.  Buckman
                                           Senior Executive Vice President
                                           and General Counsel


Date: June 4, 1998

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                    Report Dated June 4, 1998 (May 29, 1998)


                                  EXHIBIT INDEX


Exhibit No.    Description

10.1 Term Loan Agreement, dated as of May 29, 1998, among Cendant Corporation, as Borrower, the Lenders referred herein, Bank of American NT & SA, as Syndication Agent, Barclays Bank PLC, The Bank of Nova Scotia, Credit Lyonnais New York Branch, Nations Bank, N.A., as Co- Documentation Agents, CIBC Inc., First Union National Bank, The Industrial Bank of Japan, Limited, New York Bank, as Managing Agents, Bank of Tokyo Mitsubishi Trust Company, Credit Suisse, First Boston, Fleet National Bank, The Sumitomo Bank, limited, New York Branch, Banque Paribas, as Co-Agents and The Chase Manhattan Bank, as Administrative Agent.

10.2 Amendment, dated as of May 6, 1998, to the Five Year Competitive Advance and Revolving Credit Agreement and the 364-Day Competitive Advance and Revolving Credit Agreement, each of which is dated as of October 2, 1996, by and among Cendant Corporation, the financial institutions parties thereto, and The Chase Manhattan Bank, as agent for the lenders.

99.1 Press Release: Cendant Arranges New $3.25 Billion Term Loan Credit Facility, dated May 29, 1998.